                                                Exhibit 23.1




               Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Post-Effective Amendment No. 1 Form
S-8 No. 333-9798) of BP Amoco p.l.c. of our report dated 15
February 2000 with respect to the consolidated financial statements and schedule of BP Amoco p.l.c. included in its Annual Report (Form 20-F) for the year ended 31 December
1999, filed with the Securities and Exchange Commission.




                              /s/ Ernst & Young
                              Ernst & Young


London, England
6 April 2000